UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant

Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to § 240.14a-12

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

(Names of Registrants as Specified in Their Charters)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

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THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of each portfolio (each, a ‘‘Portfolio’’ and, collectively, the ‘‘Portfolios’’) of The Universal Institutional Funds, Inc. (the ‘‘Fund’’) will be held on Tuesday, August 1, 2006, at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020 at 2:30 p.m., Eastern Time.

The Meeting is being held for the following purposes:

1.	To elect Directors of the Fund.

2.	To modify certain fundamental investment restrictions of the Portfolios.

3.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record of a particular Portfolio at the close of business on May 30, 2006, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of that Portfolio or any adjournments thereof.

MARY E. MULLIN
Secretary

Dated: June 14, 2006

If you do not expect to attend the Meeting, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope or vote by telephone or electronically on the Internet as indicated in the Proxy Card. In order to avoid the additional expense to the Fund of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

PROXY STATEMENT

Special Meeting of Shareholders
August 1, 2006

This statement is furnished by the Board of Directors (the ‘‘Board’’) of The Universal Institutional Funds, Inc. (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of each portfolio (each, a ‘‘Portfolio’’ and, collectively, the ‘‘Portfolios’’) of the Fund (the ‘‘Meeting’’) to be held on Tuesday, August 1, 2006, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (hereinafter ‘‘MSIM’’ or the ‘‘Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to shareholders on or about June 14, 2006. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders.

If the accompanying Proxy Card for a Portfolio is executed properly and returned, shares represented by it will be voted at the Meeting for that Portfolio in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by (i) written notice to the Secretary of the Fund or (ii) by attendance and voting at the Meeting of the Portfolio. If no instructions are specified, shares will be voted FOR each Proposal.

The Board has fixed the close of business on May 30, 2006 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Each full share will be entitled to vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. See Exhibit A for information relating to the number of shares of each Portfolio outstanding and entitled to vote.

The shares of the Fund are currently held only by insurance companies (the ‘‘Insurance Companies’’) for allocation to certain of their separate accounts (each an ‘‘Account’’) established to fund the benefits under certain flexible premium deferred variable annuity contracts and certain flexible premium variable life insurance policies they issue (collectively, the variable annuity contracts and the variable life policies are hereafter referred to as the ‘‘Contracts’’).

In accordance with their view of currently applicable law, the Insurance Companies will vote the shares of each of the Portfolios held in the applicable Account based on instructions received from the owners of Contracts (‘‘Contract Owners’’) having the voting interest in the corresponding sub-accounts of the Account. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that the Insurance Companies will furnish a copy of this Proxy Statement to Contract Owners and that the Insurance Companies will furnish to Contract Owners one or more instruction cards by which the Contract Owners may provide their instructions to the Insurance Companies. Shares for which no instructions are received in time to be voted will be voted by the Insurance Companies in the same proportion as shares for which instructions have been received in time to be voted.

The expense of solicitation, consisting primarily of printing and mailing, is estimated at $482,586 and will be borne by each respective Portfolio based on its net assets and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of the Fund, including MSIM (which conducts business under the name Van Kampen), who will receive no extra compensation for its services.

The Fund will furnish, without charge, a copy of its most recent annual report for its fiscal year ended December 31, 2005 to any shareholder requesting such report. Requests for the annual report should be made in writing to The Universal Institutional Funds, Inc., c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02108-2798, by calling 1-800-221-6726, by visiting the Adviser’s Internet website at www.morganstanley.com/im or by contacting your insurance company.

Morgan Stanley Investment Management Inc. also serves as the Fund’s administrator (the ‘‘Administrator’’). Morgan Stanley Distribution Inc. serves as the Fund’s distributor (the ‘‘Distributor’’). The business address of the Administrator and the Distributor is 1221 Avenue of the Americas, New York, New York 10020.

This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Portfolio. Shares of a Portfolio are entitled to one vote each at the respective Portfolio's Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. If a Proposal is approved by Shareholders of one Portfolio and disapproved by Shareholders of other Portfolios, the Proposal will be implemented for the Portfolio that approved the Proposal and will not be implemented for any Portfolio that did not approve the Proposal. Thus, it is essential that Shareholders complete, date, sign and return the enclosed Proxy Card.

Under the Fund’s By-Laws, the presence in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

At a meeting held on April 25, 2006, the Board of the Fund determined that it was in the best interest of the Fund to approve each Proposal. After careful consideration, the Board approved the submission of each Proposal to Shareholders for their approval.

The Board of the Fund unanimously recommends that you cast your vote ‘‘For’’ each Proposal set forth in this Proxy Statement as follows:

•	The election of all of the nominees as Directors as set forth in Proposal 1.

•	The modification of certain of the Portfolio’s fundamental policies as set forth in Proposal 2.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1 — ELECTION OF DIRECTORS

At the Meeting, Shareholders will be asked to consider the election of Directors to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, Michael F. Klein and W. Allen Reed as Directors for an indefinite term commencing on August 1, 2006, for the Fund.

Pursuant to the Fund’s By-Laws, each Director holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter. Each officer will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Information Regarding Directors and Nominee Directors

Certain information regarding the incumbent Directors and nominees for election as Directors is set forth below:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Incumbent Director
Charles A. Fiumefreddo* (73) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director and Chairman of the Board	Since July 2003	Chairman and Director or Trustee of the funds advised by Morgan Stanley Investment Advisors, Inc. (the ‘‘Retail Funds’’) (since July 1991) and various U.S. registered investment companies managed by MSIM (the ‘‘Institutional Funds’’) (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	187	None.
James F. Higgins* (58) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Nominee/Director	Since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	187	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

Name, Address and Age	Position(s) Held with Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Nominees for Director
Frank L. Bowman (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (since February 2005) (policy organization); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Honorary Knight Commander of the Most Excellent Order of the British Empire.	187	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (since 2006) (mutual fund consulting); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	187	None.
Michael F. Klein (47) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	187	Director of certain investment funds managed or sponsored by Aetos Capital LLC.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Nominees for Director
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and CEO of General Motors Asset Management, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994- December 2005).	187	Director of GMAC (financial services), GMAC Insurance Holdings, iShares, Inc. (Exchange Traded Funds), and Temple-Inland Industries (Packaging, Banking and Forrest Products); member of the Board of Executives of the New York Stock Exchange, the Investment Advisory Committee for the New York State Retirement System and the Morgan Stanley Capital International Editorial Board; Director of various investment fund advisory boards.
Independent Incumbent Directors
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since July 2003	Private investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998- October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995- November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987- 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	187	Director of various business organizations.

Name, Address and Age	Position(s) Held with Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
Edwin J. Garn (73) 1031 North Chartwell Court Salt Lake City, UT 84103	Director	Since July 2003	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000-2004); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	187	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees/Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since July 2003	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly owned subsidiary, Allstate Insurance Company (July 1989- December 1994).	187	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; Director of various other business and charitable organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 2003	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	187	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Name, Address and Age	Position(s) Held with Fund	Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Incumbent Directors
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since October 2001	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001 – July 2003); formerly Chief Financial Officer of The J. Paul Getty Trust.	188	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.
Michael E. Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Director	Since July 2001	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	187	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Director	Since April 1996	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	188	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

(1)	This is the date the Director began serving the Institutional Funds.

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Fiumefreddo is the former Chairman, Chief Executive Officer and Director of Morgan Stanley Investment Advisors Inc., which is the investment adviser of the Retail Funds. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary.

No Director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the executive officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of MSIM and various entities affiliated with MSIM; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 – September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 – July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of MSIM; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (51) Morgan Stanley Investment Management Ltd. 25 Cabot Square Canary Wharf London, United Kingdom E144QA	Vice President since February 2006	Managing Director and (since December 2005) Chief Investment Officer–Global Fixed Income of MSIM; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail Funds and the Institutional Funds.
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006	Managing Director and (since February 2006) Chief Investment Officer–Global Equity of MSIM; Vice President (since February 2006) of the Retail Funds and the Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (51) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003	Managing Director and General Counsel of MSIM; Managing Director of MSIM and various entities affiliated with MSIM; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of MSIM and various entities affiliated with MSIM; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (44) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of MSIM and various entities affiliated with MSIM. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 – July 2004).
Carsten Otto* (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of MSIM. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu* (39) 1221 Avenue of the Americas New York, NY 10020	Vice President since December 1997	Executive Director of MSIM and various entities affiliated with MSIM; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with MSIM.
Mary E. Mullin* (39) 1221 Avenue of the Americas New York, NY 10020	Secretary since June 1999	Executive Director of MSIM and various entities affiliated with MSIM; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James Garrett* (36) 1221 Avenue of the Americas New York, NY 10020	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Executive Director of MSIM and various entities affiliated with the MSIM; Treasurer and Chief Financial Officer of the Institutional Funds.
Michael Leary* (39) JPMorgan Investor Services Co. 73 Tremont Street Boston, MA 02108	Director of Treasury and Compliance since March 2003	Director and Vice President of Fund Administration, JPMorgan Investors Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young LLP.

*	‘‘Interested person’’ of the Funds within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Garrett, and Ms. Doberman, Chang Yu and Mullin are officers of the Adviser.

Share Ownership of Directors

The Directors have adopted a policy pursuant to which each Director and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Director serves. In addition, the policy contemplates that the Directors will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Directors may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Director will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Joint Proxy Statement, each incumbent Director is in compliance with the policy. As of March 31, 2006, the total value of the investments by the Directors and/or their spouses in shares of the Morgan Stanley Retail Funds and Institutional Funds was approximately $31.1 million. This amount includes compensation deferred by the Director at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

Dollar Range of Equity Securities in the Fund

The following table sets forth information regarding the dollar range of beneficial ownership of shares in the Fund and in certain registered investment companies, including the Fund, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Directors of the Fund and each nominee for election as a Director, as of March 31, 2006. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the Fund’s shares as of March 31, 2006.

Name of Current Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies
Interested Director
Fiumefreddo	None	Over $100,000
Higgins	None	Over $100,000
Independent Director/Nominee
Bowman	None	None
Bozic	None	Over $100,000
Dennis	None	None
Garn	None	Over $100,000
Hedien	None	Over $100,000
Johnson	None	Over $100,000
Kearns(2)	None	Over $100,000
Klein	None	Over $100,000
Nugent	None	Over $100,000
Reed	None	None
Reid(2)	$10,001 - $50,000	Over $100,000

(1)	Directors are not able to beneficially own shares in the Fund as it is offered only to insurance companies for the purposes of funding Insurance Contracts, but Mr. Reid is deemed to be invested in the Fund pursuant to his investments in the Prior DC Plan (as defined below).

(2)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan. As of March 31, 2006, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $874,964 and $800,512, respectively, pursuant to the deferred compensation plan.

Board Meetings and Committees

The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement of independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted an Audit Committee Charter. The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund (with such disinterested Directors being ‘‘Independent Directors’’ or individually, an ‘‘Independent Director’’). The current Chairman of the Audit Committee is Dr. Manuel H. Johnson and the Deputy Chairman is Joseph J. Kearns. The Audit Committee met seven times during the fiscal year ended December 31, 2005.

The Board of Directors also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any Board committees and oversees periodic evaluations of the Fund’s Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule A. The Governance Committee Charter is not available on the Fund’s website. The members of the Governance Committee are currently Messrs. Reid, Bozic and Garn, each of whom is an Independent Director. The current Chairman of the Governance Committee is Fergus Reid. The Governance Committee held two meetings during its fiscal year ended December 31, 2005.

The Fund does not have a separate nominating committee. While the Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund for which the Independent Director serves. Persons recommended as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nomination from shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Directors as described below under ‘‘Shareholder Communications.’’

Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Directors. The Insurance Committee held six meetings during the fiscal year ended December 31, 2005.

There were 14 meetings of the Board of Directors of the Fund held during the fiscal year ended December 31, 2005. The Independent Directors of the Fund also met three times during that time, in addition to the 14 meetings of the full Board.

For the fiscal year ended December 31, 2005, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served held during the time such Director was a member of the Board.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors. Shareholders should send communications intended for the Fund’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board of the Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, Proxy Cards will be voted for such persons as the Board of the Fund may recommend.

Compensation

Each Independent Director receives an annual fee of $180,000 for servicing the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each Independent Director received an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Director received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occurred each year, so that an Independent Director who attended all six meetings received total compensation of $180,000 for serving the funds.

The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds’ portfolios. Mr. Fiumefreddo receives an annual fee from the Retail Funds and the Institutional Funds for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as a Director.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’) which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

Set forth on the following page is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director by the Fund and by other U.S. registered investment companies advised by MSIM or any investment companies that have an investment adviser that is an affiliated person of MSIM (collectively, the ‘‘Fund Complex’’) for their services as Directors of such investment companies. The aggregate compensation paid by the Fund is as of the fiscal year ended December 31, 2005. The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2005 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors during such fiscal year. In all cases, there were no pension or retirement benefits accrued as part of any Fund’s expenses.

COMPENSATION

Name of Directors	Total Compensation from the Fund	Total Compensation from Funds and Fund Complex Paid to Directors(2) (4)
Interested Director
Fiumefreddo(1)	$9,226	$360,000
Higgins(1)	0	0
Independent Director
Bozic	4,554	180,000
Garn	4,524	178,000
Hedien	4,554	180,000
Johnson	6,092	240,000
Kearns(3)	5,435	217,000
Nugent	5,323	210,000
Reid	5,321	215,000

(1)	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds for administrative services provided to the Boards of the Retail Funds and the Institutional Funds. As of July 1, 2006, Mr. Fiumefreddo will resign as Chairman of the Boards of the Retail Funds and will be replaced by Mr. Nugent. As a result, Mr. Nugent will receive the annual fee for his services as Chairman of the Board of the Retail Funds from that date.

(2)	Amounts shown in this column also include amounts received by each Director for service on the Boards of several other funds affiliated with the Fund, which are part of the Fund Complex. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

(3)	Amounts shown in this table include certain amounts deferred pursuant to the DC Plan.

(4)	Messrs. Bozic, Garn, Hedien, Johnson and Nugent are participants in a retirement program adopted by certain of the Retail Funds (the ‘‘Adopting Funds’’) pursuant to which they are entitled to retirement payments upon reaching the eligible retirement age. Annual payments are based on their lengths of service. As of the calendar year ended December 31, 2005, retirement benefits accrued by the Adopting Funds and their estimated benefits upon retirement from all Adopting Funds were $19,439 and $46,871, respectively for Bozic, $(10,738) and $46,917, respectively for Garn, $37,860 and $40,020, respectively for Hedien, $19,701 and $68,630, respectively for Johnson, and $35,471 and $61,377, respectively for Nugent. Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been overaccrued.

Assuming a quorum is present, approval of Proposal 1 will require the affirmative vote of a majority of the Fund’s shares represented in person or by proxy at the Meeting and entitled to vote at the Meeting. Shareholders of each Portfolio of the Fund will vote together as a single class with respect to Proposal 1.

The Board of the Fund recommends that you vote ‘‘For’’ the election of the nominees as Directors.

OVERVIEW OF PROPOSAL 2 RELATED TO THE MODIFICATION OF
CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

The Investment Company Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as ‘‘fundamental’’ policies. In this Proxy Statement, the word ‘‘restriction’’ or ‘‘limitation’’ is sometimes used to describe a policy. Certain fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (‘‘NSMIA’’) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as ‘‘blue sky’’ laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Adviser in managing a Fund’s assets. In addition, the lack of uniform standards across the Funds leads to operating inefficiencies and increases the costs of compliance monitoring. Accordingly, the Adviser recently conducted a review of the Fund’s fundamental policies to simplify, modernize and make consistent with those of other investment companies advised by the Adviser or its affiliates, the Fund’s policies that are required to be fundamental under the Investment Company Act.

Proposal 2 seeks Shareholder approval of changes that are intended to accomplish the foregoing goals. Not all Proposals apply to all the Portfolios. The proposed changes to the fundamental policies are discussed in detail below. The table following this discussion will assist you in determining which Proposals apply to your Portfolio(s) and which investment policy or restriction changes are proposed for the Fund. By reducing to a minimum those policies that can be changed only by a Shareholder vote, the Fund should be able to avoid the costs and delay associated with a Shareholder meeting and the Board believes that the Adviser’s ability to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of ‘‘to the extent permitted by the Investment Company Act or the rules and regulations thereunder.’’ Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Funds to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposal gives the Portfolios greater flexibility to respond to future investment opportunities, the Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Portfolio, nor does the Adviser anticipate that the proposed changes in the fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Portfolios are managed and operated.

2.	PROPOSALS TO MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Name of Portfolio	2A Modify Diversification Policy	2B Modify Borrowing Policy	2C Modify Loan Policy	2D Modify Commodities Policy	2E Modify Senior Securities Policy
Core Plus Fixed Income	X	X	X	X	X
Emerging Markets Debt		X	X	X	X
Emerging Markets Equity	X	X	X	X	X
Equity and Income	X	X	X	X	X
Equity Growth	X	X	X	X	X
Global Franchise	X	X	X	X	X
Global Real Estate		X	X	X	X
Global Value Equity	X	X	X	X	X
High Yield	X	X	X	X	X
International Growth Equity	X	X	X	X	X
International Magnum	X	X	X	X	X
Mid Cap Growth	X	X	X	X	X
Small Company Growth	X	X	X	X	X
U.S. Mid Cap Value	X	X	X	X	X
U.S. Real Estate		X	X	X	X
Value	X	X	X	X	X

Proposal 2.A. — Modify Fundamental Policy Regarding Diversification

Applicable Portfolios: See the Chart Above

Current Fundamental Investment Policy:

‘‘Each Portfolio of the Fund will not, except with respect to the International Fixed Income, Emerging Markets Debt, Global Real Estate and U.S. Real Estate Portfolios, (i) purchase more than 10% of any class of the outstanding voting securities of any issuer and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy would read:

‘‘The Portfolio may not invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Section 8(b) of the Investment Company Act requires an investment company to state whether it is ‘‘diversified’’ as that term is defined in the Investment Company Act. Consequently, the proposed modification is consistent with the Investment Company Act, which only requires that a fund state whether it is diversified. The Investment Company Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

No change is being proposed to a Portfolio’s designation as diversified. Instead, the proposed change would modify a Portfolio’s fundamental investment policies regarding its sub-classification under the Investment Company Act to rely on the definitions of the term ‘‘diversified’’ in the Investment Company Act rather than stating the relevant percentage limitations expressed under current law. As a result, without the Board or Shareholders taking further action, the modified investment policy would automatically apply the requirements of ‘‘diversification’’ under the Investment Company Act to a Portfolio as those requirements may be amended from time to time.

It should be noted that the modification of this fundamental policy will not affect the Fund's intention to continue to comply with the diversification and other requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), in order to continue to qualify for the special tax treatment afforded to ‘‘regulated investment companies.’’

Proposal 2.B. — Modify Fundamental Policy Regarding Borrowing Money

Applicable Portfolios: All Portfolios

Current Fundamental Investment Policy:

‘‘Each Porfolio of the Fund will not issue senior securities and will not borrow, except from banks (and in the case of the Targeted Duration and Investment Grade Fixed Income Portfolios from banks and other entities) in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy regarding borrowing would read:

‘‘The Portfolio may not borrow money, except the Portfolio may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Each Portfolio is required to have a fundamental policy with respect to borrowing. Each Portfolio has a fundamental policy prohibiting it from borrowing money except from banks in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities. In addition, each Portfolio (except the Emerging Markets Debt Portfolio) has adopted a non-fundamental policy (which may be changed by the Board without Shareholder approval) that further limits its ability to borrow money other than ‘‘temporarily or for extraordinary or emergency purposes.’’ Pursuant to this non-fundamental policy, a Portfolio may not purchase additional securities when borrowings exceed 5% of its total assets. It is proposed that each Portfolio’s fundamental policy be simplified and standardized.

The proposed fundamental policy for borrowing would permit the Portfolios to borrow up to the full extent permitted under the Investment Company Act. There is no current intention, however, to modify the non-fundamental policy that further limits borrowings to which each Portfolio (other than the Emerging Markets Debt Portfolio) is subject.

If a Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance, if they exceed the associated borrowing costs but impair its performance, if they are less than such borrowing costs. This factor is known as leverage. The use of leverage is considered speculative and its use could increase the volatility of a Portfolio’s assets.

Proposal 2.C. — Modify Fundamental Policy Regarding Loans

Applicable Portfolios: All Portfolios

Current Fundamental Investment Policy:

‘‘Each Porfolio of the Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy regarding loans would read:

‘‘The Portfolio may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed change is intended to clarify a Portfolio’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then-current SEC policy. The Investment Company Act currently limits loans of a Portfolio’s securities to one-third of the Portfolio’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

If this Proposal is approved by Shareholders, the Portfolios would be permitted to make loans to the maximum extent permitted by the Investment Company Act including lending securities. Securities lending may be utilized in seeking to generate additional income for a Portfolio. In lending securities, the Portfolio will be subject to risk, which like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

Proposal 2.D. — Modify Fundamental Policy Regarding
Investment in Commodities, Commodity Contracts and Futures Contracts

Applicable Portfolios: All Portfolios

Current Fundamental Investment Policy:

‘‘Each Portfolio of the Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling futures contracts or options thereon or from investing in securities or other instruments backed by physical commodities).’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio’s fundamental policy would read:

‘‘The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed changes to a Portfolio’s policy are intended to make it clear that the Portfolios may use futures contracts, options on futures contracts and other derivatives. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that the Fund’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

Proposal 2.E. — Modify Fundamental Policy Regarding Issuance of Senior Securities

Applicable Portfolios:    All Portfolios

Current Fundamental Investment Policy:

‘‘Each Porfolio of the Fund will not issue senior securities and will not borrow, except from banks (and in the case of the Targeted Duration and Investment Grade Fixed Income Portfolios from banks and other entities) in an amount not in excess of 33 1/3% of its total assets (including the amount borrowed) less liabilities.’’

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, each Portfolio's fundamental policy would read:

‘‘The Portfolio may not issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Although the definition of a ‘‘senior security’’ involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act generally prohibits mutual funds from issuing senior securities; however mutual funds are permitted to engage in certain types of transactions that might be considered ‘‘senior securities’’ as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a ‘‘senior security.’’ A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Portfolios utilize transactions that may be considered to give rise to ‘‘senior securities’’ only in accordance with applicable regulatory requirements under the Investment Company Act.

The primary purpose of the Proposal is to revise each Portfolio’s fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Morgan Stanley Funds. If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of a Portfolio’s shareholders.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which a Portfolio is managed, the investment performance of any Portfolio, or the securities or instruments in which a Portfolio invests. The proposed limitation would recognize that Portfolios may issue such securities only to the extent permitted under the Investment Company Act. To the extent a Portfolio becomes involved in such securities trading practices, the Board will carefully review the Portfolio’s prospectus and/or statement of additional information disclosure of its participation and the risks of loss to the Portfolio and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Portfolio’s investment policies.

REQUIRED VOTE FOR PROPOSAL 2

Approval of each investment policy Proposal requires the approval of the holders of a ‘‘majority of the outstanding voting securities’’ of the Portfolio which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Portfolio. The Board has considered various factors and believes that approval of these investment policy changes are in the best interest of the Portfolios of the Fund and its Shareholders. If these investment Proposals are not approved by any Portfolio, that Portfolio’s current fundamental investment policies will remain in effect.

The Board, including a majority of the independent Board members, recommends that the Shareholders vote ‘‘For’’ the modification of the Porfolios' fundamental policies as described above.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

As of May 11, 2006, the aggregate number of shares of each Portfolio owned by the Fund’s officers and Directors as a group was less than one percent of each Portfolio’s outstanding shares. For information regarding persons who owned beneficially more than 5% of each class of each Portfolio’s outstanding shares as of May 11, 2006, please see Exhibit A. Except as set forth on Exhibit A, to the knowledge the Fund, as of May 11, 2006, no person was the beneficial owner of more than 5% of the Portfolio’s shares, as of that date.

AUDITOR FEES

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Fund’s financial statements for the Fund’s fiscal years ended in 2005 and 2004 were $285,306 and $271,720, respectively.

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of a Fund’s financial statements for the 2005 and 2004 fiscal years.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for the Fund for its respective fiscal years ended in 2005 and 2004 were $44,478 and $42,360, respectively.

All Other Fees

The aggregate fees billed by Ernst & Young LLP for other products and services not set forth above for the Fund for its respective fiscal years ended in 2005 and 2004 were $61,725 and $0, respectively.

Audit Committee Pre-approval

The Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires the Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Fund’s fees for their respective fiscal years ended in 2005 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the fiscal years ended in 2005 and 2004 amounted to $1,244,067 and $276,814, respectively. Such services for the 2005 and 2004 fiscal years included: (i) audit-related fees of $235,000 and $115,000, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled ‘‘Reports on the Processing of Transactions by Service Organizations’’ and (ii) all other fees of $1,009,067 and $161,814, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting but are expected to be available by telephone. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and the representatives from Ernst & Young LLP, if available by telephone, will respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting for a Portfolio, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Portfolio.

SHAREHOLDER PROPOSALS

The Fund does not hold regular annual meetings of shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of their shareholders unless required by the Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such Proposal to the Fund, c/o Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a shareholder meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

MARY E. MULLIN
Secretary

Dated: June 14, 2006

Shareholders of a Portfolio who do not expect to be present at the Meeting for that Portfolio and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card for the Portfolio and return it in the enclosed envelope. No postage is required if mailed in the United States.

Exhibit A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of the Fund, as of May 11, 2006, the following persons were beneficial owners of 5% or more of the outstanding shares of the following Portfolios (Class I and Class II shares).

Portfolio	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Outstanding Shares
Core Plus Fixed Income Portfolio (Class I)	Hartford Life & Annuity Insurance Co. P.O. Box 2999 Attn: UIT operations Hartford, CT 06104-2999	12,406,057.969	53.38%
	United of Omaha Life Insurance Co. Mutual of Omaha Plaza Attn: Product Accounting & Reporting, 11th Floor Omaha, NE 68175	2,827,520.897	12.17%
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	1,694,266.633	7.29%
	MONY America Variable Account 1740 Broadway MD 6-35 New York, NY 10019	1,275,206.735	5.49%
	Hartford Life Insurance Company P.O. Box 2999 Attn: UIT operations Hartford, CT 06104-2999	1,165,793.383	5.02%
Emerging Markets Debt Portfolio (Class I)	Fidelity Investments Life Insurance Co 82 Devonshire St. R27A Boston, MA 02109	6,037,233.811	36.09%
	Nationwide Life Insurance Company P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	3,401,323.889	20.33%
	Nationwide Life Insurance Company P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	1,654,922.642	9.89%
	Hartford Life & Annuity Insurance Co. P.O. Box 2999 Attn: UIT operations Hartford, CT 06104-2999	1,381,220.641	8.26%
	Nationwide Life Insurance Company NWVA-II P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	1,193,714.954	7.14%
	Integrity Life Insurance Co. 400 Broadway St. Cincinnati, OH 45202-3341	1,182,884.293	7.07%
Emerging Markets Equity Portfolio (Class I)	Fidelity Investments Life Insurance Co 82 Devonshire St. R27A Boston, MA 02109	17,268,859.220	35.25%
	NYLIAC 169 Lackawanna Ave Nylim Center Parsippany, NJ 07054	10,069,740.589	20.55%
	Allstate Life Insurance Company 544 Lakeview Parkway Vernon Hills, IL 60061	3,659,508.356	7.47%

Portfolio	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Outstanding Shares
	ICMG HL Omniflex Life Separate Account P.O. Box 2999 Attn: UIT Operations Hartford, CT 06104-2999	2,613,931.807	5.34%
Emerging Markets Equity Portfolio (Class II)	NYLIAC 169 Lackawanna Ave. Nylim Center Parsippany, NJ 07054	4,932,002.808	52.66%
	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	1,707,217.187	18.23%
	Hartford Life & Annuity Insurance Co. Separate Account P.O. Box 2999 Attn: UIT operations Hartford, CT 06104-2999	1,241,512.437	13.26%
	Integrity Life Insurance Company 400 Broadway St. Cincinnati, OH 45202-3341	683,844.170	7.30%
Equity Growth Portfolio (Class I)	Allstate Life Insurance Company 544 Lakeview Parkway Vernon Hills, IL 60061	4,074,421.069	49.95%
	Allstate Life Insurance Company 544 Lakeview Parkway Attn: Accounting COE Vernon Hills, IL 60061	1,853,387.080	22.72%
	The Travelers Separate Account Abd 2 For Variable Annuities & Sep Acct P.O. Box 990027 Hartford, CT 06199-0027	824,262.505	10.11%
	American General Life Insurance Co P.O. Box 1591 Attn: Debbie Kerai Houston, TX 77251-1591	424,361.347	5.20%
High Yield Portfolio (Class I)	Hartford Life & Annuity Insurance Co. Separate Account Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	4,132,128.273	51.50%
	Allstate Life Insurance Co. 544 Lakeview Parkway Attn: Accounting COE Vernon Hills, IL 60061	964,659.296	12.02%
	Kemper Investors Life Insurance Co. - Series I 1400 American Way Tower 1, 17th Floor Schaumburg, IL 60173	741,927.739	9.25%
	Transamerica Life Insurance 4333 Edgewood Rd NE Cedar Rapids, IA 52499	576,569.477	7.19%
	American General Life Insurance Co P.O. Box 1591 Attn: Debbie Kerai Houston, TX 77251-1591	423,242.675	5.28%
International Magnum (Class I)	Fidelity Investments Life Insurance Co 82 Devonshire St. Boston, MA 02109	5,896,550.350	53.19%
	Allstate Life Insurance Company 544 Lakeview Parkway Vernon Hills, IL 60061	2,821,120.831	25.45%
	Ameritas Variable Life Insurance Company P.O. Box 82550 Attn: Mary Anne Spearman Lincoln, NE 68501-2550	639,752.349	5.77%

Portfolio	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Outstanding Shares
Mid Cap Growth Portfolio (Class I)	Allstate Life Insurance Company 544 Lakeview Parkway Vernon Hills, IL 60061	3,477,351.238	35.11%
	Nationwide Life Insurance Company P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	2,771,797.643	27.99%
	The Travelers Separate Account Abd 2 For Variable Annuities & Sep Acct P.O. Box 990027 Hartford, CT 06199-0027	1,271,454.790	12.84%
	Allstate Life Insurance Company 544 Lakeview Parkway Attn: Accounting COE Vernon Hills, IL 60061	691,768.776	6.98%
	Nationwide Life Insurance Company NWVA-II P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	533,611.963	5.39%
U.S. Mid Cap Value Portfolio (Class I)	Allstate Life Insurance Company 544 Lakeview Parkway Vernon Hills, IL 60061	7,016,521.434	38.17%
	Hartford Life & Annuity Insurance Co. P.O. Box 2999 Hartford, CT 06104-2999	4,060,269.545	22.09%
	Allstate Life Insurance Company 544 Lakeview Parkway Attn: Accounting COE Vernon Hills, IL 60061	2,315,572.351	12.60%
	The Travelers Separate Account Abd 2 P.O. Box 990027 Hartford, CT 06199-0027	1,601,355.560	8.71%
U.S. Real Estate Portfolio (Class I)	Nationwide Life Insurance Company NWVA-II P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	13,342,052.491	29.35%
	Nationwide Life Insurance Company NWVA-II P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	7,383,734.005	16.24%
	Separate Account Fp of The Equitable Life Assurance Society of the US 1290 Avenue of the Americas MS0803 New York, NY 10104	3,441,203.932	7.57%
	Nationwide Life Insurance Company P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	3,033,554.224	6.67%
	Allstate Life Insurance Company 544 Lakeview Parkway Vernon Hills, IL 60061	2,840,227.234	6.25%
Value Portfolio (Class I)	The Travelers Sep Acct ABD 2 For Variable Annuities & Sep Acct OF P.O. Box 990027 Hartford, CT 06199-0027	1,592,185.247	35.50%
	Annuity Investors Life Insurance Co. P.O. Box 5423 Cincinnati, OH 45201-5423	961,961.395	21.45%
	MONY America Variable Account 1740 Broadway MD 6-35 New York, NY 10019	849,834.432	18.95%

Portfolio	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Outstanding Shares
	American General Life Insurance Co P.O. Box 1591 Attn: Debbie Kerai Houston, TX 77251-1591	597,568.801	13.32%
	The Travelers Sep Acct ABD For Variable Annuities & Sep Acct OF P.O. Box 990027 Hartford, CT 06199-0027	296,110.893	6.60%
U.S. Real Estate Portfolio (Class II)	Separate Account Va49 of The Equitable Life Assurance Society of the US 1290 Avenue of the Americas MS 0803 New York, NY 10104	13,679,295.092	45.22%
	Separate Account A of The Equitable Life Assurance Society of the US 1290 Avenue of the Americas MS 0803 New York, NY 10104	4,581,619.297	15.15%
	Allstate Life Insurance 3100 Sanders Rd Northbrook, IL 60062	3,820,419,590	12.63%
	Nationwide Life Insurance P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	3,263,710,975	10.79%
	Ohio National Life Insurance Company 1 Financial Way C/O Dawn Caine Cincinnati, OH 45242	2,147,116.250	7.10%
	Allstate Life Insurance Co. Attn: Accounting Co 544 Lakeview Parkway Vernon Hills, IL 60061-1842	1,539,341.573	5.09%
Core Plus Fixed Income Portfolio (Class II)	Nationwide Life Insurance NWVA-II P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	3,746,334.469	62.91%
	The Travelers Separate Account Abd 2 For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	872,700.985	14.65%
	The Travelers Separate Account Abd For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	726,937.009	12.21%
	Ohio National Life Insurance Company 1 Financial Way c/o Dawn Caine Cincinnati, OH 45242	341,764.346	5.74%
Emerging Markets Debt (Class II)	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	3,077,713.659	76.34%
	Allstate Life Insurance Co. of New York P.O. Box 94200 Palatine, IL 60094	569,424,057	14.12%
	Nationwide Life Insurance NWVA-II P.O. Box 182029 c/o IPO Portfolio Accounting Columbus, OH 43218-2029	267,587.684	6.64%
Equity and Income Portfolio (Class II)	The Travelers Separate Account Abd 2 For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	12,601,968.261	37.55%

Portfolio	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Outstanding Shares
	Protective Life Insurance Co. Variable Annuity Separate Account P.O. Box 10648 Birmingham, AL 35202-0648	5,752,194.489	17.14%
	The Travelers Separate Account Abd For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	5,204,879.126	15.51%
	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	4,957,117.163	14.77%
	Hartford Life & Annuity Insurance Co. P.O. Box 2999 Attn: UIT Operations Hartford, CT 06104-2999	1,946,489.188	5.80%
Equity Growth Portfolio (Class II)	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	1,309,840.220	80.03%
	Allstate Life Insurance Co. 544 Lakeview Parkway Attn: Accounting COE Vernon Hills, IL 60061	232,454,591	14.20%
	Allstate Life Insurance Co. of New York P.O. Box 94200 Palatine, IL 60094	94,315.596	5.76%
Global Franchise (Class II)	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	5,565,138.748	50.40%
	Hartford Life & Annuity Insurance Co. Separate Account P.O. Box 2999 Hartford, CT 06104-2999	1,974,572.285	17.88%
	The Travelers Separate Account Abd 2 For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	1,666,355.642	15.09%
	The Travelers Separate Account Abd For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	940,510.072	8.52%
Global Value Equity (Class I)	Fidelity Investments Life Insurance Co. 82 Devonshire St. R27a Boston, MA 02109	3,250,434.482	38.76%
	The Travelers Separate Account Abd 2 For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	1,627,027.688	19.40%
	Ameritas Variable Life Insurance Co. P.O. Box 82550 Attn: Mary Anne Spearman Lincoln, NE 68501-2550	1,166,741.565	13.91%
	MONY Life Insurance Co. of America 1740 Broadway Md6-36 New York, NY 10019	524,997.169	6.26%
	The Travelers Separate Account Abd For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	456,084.453	5.44%
Mid Cap Growth Portfolio (Class II)	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	3,048,827.643	67.36%

Portfolio	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Outstanding Shares
	Hartford Life & Annuity Insurance Co. Separate Account P.O. Box 2999 Attn: UIT Operations Hartford, CT 06104-2999	904,210.144	19.98%
	Hartford Life Insurance Company Separate Account P.O. Box 2999 Attn: UIT Operations Hartford, CT 06104-2999	277,719.175	6.14%
U.S. Mid Cap Value Portfolio (Class II)	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	3,499,951.815	81.73%
	Allstate Life Insurance Co. of New York PO Box 94200 Palatine, IL 60094	317,415.821	7.41%
	Hartford Life & Annuity Insurance Co. Separate Account P.O. Box 2999 Attn: UIT Operations Hartford, CT 06104-2999	303,427.597	7.09%
Small Company Growth (Class II)	Allstate Life Insurance 3100 Sanders Rd. Northbrook, IL 60062	1,551,301.334	51.03%
	Hartford Life & Annuity Insurance Co. P.O. Box 2999 Hartford, CT 06104-2999	789,832.713	25.98%
	The Travelers Separate Account Abd 2 For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	359,237.448	11.82%
	The Travelers Separate Account Abd For Variable Annuities & Sep Acct of P.O. Box 990027 Hartford, CT 06199-0027	179,515.247	5.90%

*	Shares of the Portfolio are sold to insurance companies for their variable annuity contracts and variable life insurance policies.

SHARES OUTSTANDING AS OF THE RECORD DATE

Portfolio	Shares Outstanding
Core Plus Fixed Income	29,515,606.929
Emerging Markets Debt	20,282,980.391
Emerging Markets Equity	56,144,290.350
Equity and Income	34,005,331.856
Equity Growth	9,671,275.788
Global Franchise	10,981,817.467
Global Real Estate	1,808,145.738
Global Value Equity	8,321,616.565
High Yield	7,889,023.776
International Growth Equity	570,528.866
International Magnum	11,265,006.834
Mid Cap Growth	14,778,650.680
Small Company Growth	3,073,901.193
U.S. Mid-Cap Value	22,552,580.250
U.S. Real Estate	75,330,608.619
Value	4,478,804.048

Schedule A

JOINT GOVERNANCE COMMITTEE CHARTER

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
APRIL 22, 2004

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively as the ‘‘Board’’) of each Fund listed in the attached Exhibit A .. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is a ‘‘disinterested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

[1]	This Joint Governance Committee has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Sch A-1

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

a.	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

i.	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

ii.	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

iii.	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

b.	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

i.	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

(1)	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (‘‘the 1940 Act’’), and the NYSE;

(2)	trustee/director duties and responsibilities;

(3)	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

(4)	trustee/director orientation and continuing education;

ii.	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

iii.	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

c.	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

Sch A-2

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the Board's or a Committee's policies or procedures. This report may be written or oral.

6.	EVALUATION OF THE GOVERNANCE COMMITTEE

The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

Sch A-3

PROXY              THE UNIVERSAL INSTITUTIONAL FUNDS, INC.                 PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 1, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on this proxy card, all stock of The Universal Institutional Funds, Inc. Portfolio(s) held of record by the undersigned on May 30, 2006 at the Special Meeting of Shareholders
to be held on Tuesday, August 1, 2006 at 1221 Avenue of the Americas, New York,
New York 10020, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned. THE MATTERS BEING CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE
MATTERS BEING PROPOSED ARE RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF
EACH OTHER.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS DIRECTORS FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

                           VOTE VIA THE INTERNET:  HTTPS://VOTE.PROXY-DIRECT.COM
                           VOTE VIA THE TELEPHONE:  1-866-877-0438
                           [                      ]      [                     ]

                           NOTE: Please sign exactly as name(s) appear(s) on the
                           records of a Fund. Joint owners should each sign
                           personally. Trustees and other representatives should
                           indicate the capacity in which they sign, and where
                           more than one name appears, a majority must sign. If
                           a corporation or another entity, the signature should
                           be that of an authorized officer who should state his
                           or her full title.

                           -----------------------------------------------------
                           Stockholder sign here

                           -----------------------------------------------------
                           Co-owner sign here

                           -----------------------------------------------------
                           Date                                       UIF_16428

MORGAN STANLEY FUNDS           MORGAN STANLEY FUNDS         MORGAN STANLEY FUNDS
--------------------           --------------------         --------------------
Fundname Drop In 1             Fundname Drop In 2           Fundname Drop In 3
Fundname Drop In 4             Fundname Drop In 5           Fundname Drop In 6
Fundname Drop In 7             Fundname Drop In 8           Fundname Drop In 9
Fundname Drop In 10            Fundname Drop In 11          Fundname Drop In 12
Fundname Drop In 13            Fundname Drop In 14          Fundname Drop In 15
Fundname Drop In 16

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:
--------------------------------------------------------------------------------
[ ] To vote FOR ALL Proposals for all Funds mark this box. No other vote is necessary.
--------------------------------------------------------------------------------

1. Election of the following nominees as Directors:         FOR      WITHHOLD    FOR ALL
                                                            ALL        ALL        EXCEPT

   01  Frank L. Bowman           02  Kathleen A. Dennis     [ ]        [ ]         [ ]
   04  Michael F. Klein          04  W. Allen Reed          [ ]        [ ]         [ ]

   To withhold authority to vote "FOR" any individual nominee, mark the "FOR
   ALL EXCEPT" box and write the nominee's number(s) on the line provided below.

--------------------------------------------------------------------------------

2.   TO APPROVE THE MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
     REGARDING:
2.A. DIVERSIFICATION POLICY.

                    FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN

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Fundname Drop In 16 [ ]    [ ]      [ ]

2.B.   BORROWING POLICY.

                    FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN

Fundname Drop In 1  [ ]    [ ]      [ ]       Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3   [ ]    [ ]      [ ]
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Fundname Drop In 16 [ ]    [ ]      [ ]

2.C.   LOAN POLICY.

                    FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN

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Fundname Drop In 16 [ ]    [ ]      [ ]

2.D.   COMMODITIES POLICY.

                    FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN

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Fundname Drop In 16 [ ]    [ ]      [ ]

2.E.   SENIOR SECURITIES POLICY.

                    FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN                        FOR  AGAINST  ABSTAIN

Fundname Drop In 1  [ ]    [ ]      [ ]       Fundname Drop In 2  [ ]    [ ]      [ ]     Fundname Drop In 3   [ ]    [ ]      [ ]
Fundname Drop In 4  [ ]    [ ]      [ ]       Fundname Drop In 5  [ ]    [ ]      [ ]     Fundname Drop In 6   [ ]    [ ]      [ ]
Fundname Drop In 7  [ ]    [ ]      [ ]       Fundname Drop In 8  [ ]    [ ]      [ ]     Fundname Drop In 9   [ ]    [ ]      [ ]
Fundname Drop In 10 [ ]    [ ]      [ ]       Fundname Drop In 11 [ ]    [ ]      [ ]     Fundname Drop In 12  [ ]    [ ]      [ ]
Fundname Drop In 13 [ ]    [ ]      [ ]       Fundname Drop In 14 [ ]    [ ]      [ ]     Fundname Drop In 15  [ ]    [ ]      [ ]
Fundname Drop In 16 [ ]    [ ]      [ ]